UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

June 16, 2017
(Date of earliest event reported)

BALL CORPORATION
(Exact name of Registrant as specified in its charter)

Indiana	001-07349	35-0160610
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File No.)	Identification No.)

10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510
(Address of principal executive offices, including ZIP Code)

(303) 469-3131
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company	□
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
□

Ball Corporation
Current Report on Form 8-K
Dated June 16, 2017

Item 8.01. Other Events.

On June 16, 2017, David Taylor, the spouse of Lisa A. Pauley, Senior Vice President, Human Resources and Administration of Ball Corporation (the "Company"), adopted a stock trading plan in accordance with Rule 10b5‑1 of the Securities Exchange Act of 1934, as amended. Under Rule 10b5‑1, persons who are not in possession of material nonpublic information may adopt prearranged plans or contracts for the sale of Company securities under specified conditions and at specified times. Using 10b5‑1 plans, individuals can gradually diversify their investment portfolios, spread stock trades out over an extended period of time to reduce market impact and avoid concerns about transactions occurring at a time when they might possess material nonpublic information.

Mr. Taylor adopted a 10b5‑1 plan as part of his individual tax and financial planning strategy related to the expiration of certain stock-settled appreciation rights ("SSARS") awarded to him during his former tenure as an employee of the Company. Specifically, his 10b5‑1 plan provides for the exercise and sale of up to a total of 310,840 SSARs scheduled to expire on April 23 and 30, 2018, as well as the diversification of approximately 67,079 stock units, pursuant to the parameters set forth in the 10b5‑1 plan. Any shares that are sold under Mr. Taylor's plan will be sold on the open market at prevailing market prices.

Transactions under Mr. Taylor's plan, if any, will be reported to the Securities and Exchange Commission in accordance with applicable securities laws, rules and regulations.

This current report contains forward-looking statements that are subject to risks and uncertainties, and there can be no assurance that any shares will be sold under Mr. Taylor's plan. Investors should refer to the Company's annual and other periodic reports filed with the Securities and Exchange Commission for a discussion of the risks and uncertainties associated with ownership of the Company's securities. Ball Corporation does not undertake to report Rule 10b5‑1 plans that may be adopted by any officers or directors in the future, or to report any modifications or termination of any publicly announced trading plan, except to the extent required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION
(Registrant)

By:	/s/ Charles E. Baker
	Name:	Charles E. Baker
	Title:	Vice President, General Counsel and Corporate Secretary

Date:  June 16, 2017